As filed with the Securities and Exchange Commission on July 17, 2007
Registration No. 333-141809

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 5
to
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Regency Energy Partners LP
Regency Energy Finance Corp.
(and certain subsidiaries identified in footnote (*) below)
(Exact name of registrant as specified in its charter)

Delaware Delaware	16-1731691 38-3747282
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(214) 750-1771
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

William E. Joor III
Regency GP LLC
1700 Pacific, Suite 2900
Dallas, Texas 75201
(214) 750-1771
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copy to:

Dan A. Fleckman
Vinson & Elkins L.L.P.
First City Tower
1001 Fannin Street, Suite 2500
Houston, Texas 77002-6760
(713) 758-2222

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this registration statement as determined by market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. ☑

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said 8(a), may determine.

*	The following are co-registrants that may guarantee the debt securities.

Regency Gas Services LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	03-0516215
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency OLP GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-4188520
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Intrastate Gas, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	32-0077616
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Midcon Gas LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	86-1061643
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Liquids Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	32-0077619
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Gas Gathering and Processing LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	32-0077618
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Waha GP, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	38-3697585
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency NGL GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0941731
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Gas Marketing GP, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1005445
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Waha LP, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0749513
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency NGL Marketing LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0941662
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Gas Marketing LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1005447
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Gas Services Waha LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0750124
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency TS GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	37-1540711
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency FS GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3138090
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency GU GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3138092
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Guarantor GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057138
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Operating GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057140
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency TS Acquisition GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057145
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency FN GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3138095
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency TGG LLC
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-0330629
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency TS Acquisition LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057145
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Eastex Protreat I LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3216838
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Eastex Protreat II LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3216839
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Field Services LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	35-2270502
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Frio Newline LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-0103023
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Gas Utility LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-0103022
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Guarantor LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057138
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Operating LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057141
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Eastex Newline LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3216837
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency FS LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3165677
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Gulf States Transmission Corporation
(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1146059
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Gas Company Ltd.
(Exact Name of Registrant As Specified In Its Charter)

Texas	75-3016693
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Pipeline Company Inc.
(Exact Name of Registrant As Specified In Its Charter)

Texas	74-3016692
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Palafox Joint Venture
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3017118
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Pueblo Holdings, Inc.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	83-0477804
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Oil Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3216337
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Pueblo Midstream Gas Corporation
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0645929
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Pueblo Energy Marketing Inc.
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-0256268
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

EXPLANATORY NOTE

This Amendment No. 5 to the Registration Statement on Form S-3 of Regency Energy Partners LP and Regency Energy Finance Corp. (File No. 333-141809) is being filed solely to update the information set forth in Part II of the Registration Statement.

PART II

Information not required in the Prospectus

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses in connection with the distribution of the securities covered by this registration statement of which this prospectus is a part. We will bear all of these expenses.

Registration fee under the Securities Act	$30,700
Printing and engraving expenses*	$30,000
Legal fees and expenses*	$85,000
Accounting fees and expenses*	$50,000
Miscellaneous*	$20,000

Total	$215,700

*	Estimated solely for the purpose of this Item. Actual expenses may be more or less.

Item 15.	Indemnification of Officers and Directors.

Regency Energy Partners LP

The section of the prospectus entitled “The Partnership Agreement — Indemnification” discloses that we will generally indemnify officers, directors and affiliates of the general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference. Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.

Item 16.	Exhibits

Exhibit
Number		Description

1	.1**	Form of Underwriting Agreement.
3	.1†	Certificate of Incorporation of Regency Energy Finance Corp.
3	.2†	Bylaws of Regency Energy Finance Corp.
4	.1†	Form of Senior Indenture.
4	.2†	Form of Subordinated Indenture.
4	.3**	Form of Debt.
4.4		Fourth Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP dated as of February 15, 2006 (incorporated by reference to Exhibit 3.1 to our current report on Form 8-K filed February 9, 2006).
4.5		Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 to our current report on Form 8-K filed August 15, 2006).
4.6		Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 to our current report on Form 8-K filed September 22, 2006).
4.7		Form of Specimen Certificate Evidencing Units Representing Limited Partnership Interests in Regency Energy Partners LP (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form S-1/A filed January 24, 2006, File No. 333-129623).
4.8		Registration Rights Agreement, dated as of September 21, 2006, among Regency Energy Partners LP and Kayne Anderson MLP Investment Company, Lehman Brothers MLP Partners, L.P., GPS Income Fund LP, GPS High Yield Equities Fund LP, GPS Income Fund (Cayman) Ltd. and RCH Energy MLP Fund, LP (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed September 22, 2006).

Exhibit
Number		Description

4	.9†	Registration Rights Agreement, dated as of August 15, 2006, among Regency Energy Partners LP and Flatrock Production Company, LLC, P. Scott Martin, Phillip M. Mezey, Don E. Cole, Clay Y. Smith, Thomas H. Flowers, Eric S. Friedrichs, Dorothy L. McCoppin, Mark A. Norville, David S. O’Dell and the Estate of Martin H. Zolkoski.
4.10		Stock Purchase Agreement, dated as of April 2, 2007, by and among the Regency Energy Partners LP, Pueblo Holdings, Inc., Bear Cub Investments, LLC, the members of Bear Cub Investments, LLC and Robert J. Clark, as Sellers’ Representative (incorporated by reference to Exhibit 2.1 to our current report on form 8-K filed April 3, 2007).
4.11		Registration Rights Agreement, dated as of April 2, 2007, by and among Regency Energy Partners LP and the members of Bear Cub Investments, LLC (incorporated by reference to Exhibit 10.1 to our current report on form 8-K filed April 3, 2007).
4.12		Indenture for 8 3/8% Senior Notes due 2013, together with the global note (incorporated by reference to Exhibit 4.2 of our Annual Report on Form 10-K for the year ended December 31, 2006).
4.13		Amendment Agreement No. 2 to our Fourth Amended and Reinstated Credit Agreement dated June 29, 2007 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed on July 3, 2007).
5	.1†	Opinion of Vinson & Elkins L.L.P. regarding the legality of certain securities.
5	.2†	Opinion of Kean Miller Hawthorne D’Armond McCowan & Jarman, LLP regarding the legality of certain guarantees.
8	.1†	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
12.1		Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to our Annual Report on Form 10-K for the year ended December 31, 2006).
23	.1†	Consent of Deloitte & Touche LLP.
23	.2†	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
23	.3†	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).
23	.4†	Consent of Kean Miller Hawthorne D’Armond McCowan & Jarman LLP (included in Exhibit 5.2).
23	.5†	Consent of Deloitte & Touche LLP.
24	.1†	Powers of Attorney (contained on signature pages).
25	.1**	Form T-1 Statement of Eligibility and Qualification respecting the Senior Indenture.
25	.2**	Form T-1 Statement of Eligibility and Qualification respecting the Subordinated Indenture.

†	Previously filed.

*	Filed herewith.

**	To be filed by amendment or as an exhibit to a current report on Form 8-K of the registrant.

Item 17.	Undertakings

A. The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any prospectus required by Section 10(a)(3) of the Securities Act;

(b) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of the prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(c) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to the information in this registration statement;

provided, however, that paragraphs A(l)(a) and A(l)(b) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each of the post-effective amendments shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(a) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(b) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of its annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the provisions described in Item 15 above, or otherwise, the registrant has been advised that in the opinion of the SEC that indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against any liability (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by a director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.

D. The undersigned registrant hereby undertakes:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus or any prospectus supplement filed as part of this registration statement in reliance on Rule 430A and contained in a form of prospectus or prospectus supplement filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus or prospectus supplement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on July 17, 2007.

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP, its general partner

By:	Regency GP LLC, its general partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	Chairman, President and Chief Executive
Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	Chairman, President, Chief Executive Officer (Principal Executive Officer)	July 17, 2007

/s/ Stephen L. Arata Stephen L. Arata	Executive Vice President andChief Financial Officer(Principal Financial Officer)	July 17, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President, Finance and Accounting (Principal Accounting Officer)	July 17, 2007

* James F. Burgoyne	Director	July 17, 2007

* Daniel R. Castagnola	Director	July 17, 2007

* A. Dean Fuller	Director	July 17, 2007

* Paul J. Halas	Director	July 17, 2007

Mark T. Mellana	Director	July 17, 2007

Signature	Title	Date

Brian P. Ward	Director	July 17, 2007

* J. Otis Winters	Director	July 17, 2007

*By:	/s/ Stephen L. Arata
Stephen L. Arata
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY ENERGY FINANCE CORP.

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	Chairman and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	Chairman and President (Principal Executive Officer)	July 17, 2007

/s/ Stephen L. Arata Stephen L. Arata	Vice President, Director (Principal Financial Officer and Principal Accounting Officer)	July 17, 2007

/s/ Richard D. Moncrief Richard D. Moncrief	Vice President, Director	July 17, 2007

William E. Joor III	Vice President and Secretary, Director	July 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.
REGENCY WAHA LP, LLC
REGENCY NGL GP, LLC
REGENCY GAS MARKETING GP LLC
REGENCY WAHA GP, LLC
REGENCY INTRASTATE GAS, LLC
REGENCY MIDCON GAS LLC
REGENCY LIQUIDS PIPELINE LLC
REGENCY GAS GATHERING AND PROCESSING LLC
REGENCY FN GP LLC
REGENCY FS GP LLC
REGENCY GUARANTOR GP LLC
REGENCY GU GP LLC
REGENCY OPERATING GP LLC
REGENCY PIPELINE COMPANY INC.
REGENCY TGG LLC
REGENCY TS GP LLC
REGENCY TS ACQUISITION GP LLC
PUEBLO HOLDINGS, INC.
PUEBLO MIDSTREAM GAS CORPORATION
PUEBLO ENERGY MARKETING INC.
REGENCY OIL PIPELINE LLC

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	President (Principal Executive Officer)	July 17, 2007

/s/ Stephen Arata Stephen Arata	Vice President, Director (Principal Financial Officer)	July 17, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President, Director (Principal Accounting Officer)	July 17, 2007

/s/ Richard D. Moncrief Richard D. Moncrief	Vice President, Director	July 17, 2007

William E. Joor III	Vice President and Secretary, Director	July 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY OLP GP LLC

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	Chairman and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	Chairman and President (Principal Executive Officer)	July 17, 2007

/s/ Stephen L. Arata Stephen L. Arata	Vice President, Director (Principal Financial Officer)	July 17, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President (Principal Accounting Officer)	July 17, 2007

/s/ Richard D. Moncrief Richard D. Moncrief	Vice President, Director	July 17, 2007

William E. Joor III	Vice President and Secretary, Director	July 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY EASTEX NEWLINE LP

REGENCY EASTEX PROTREAT I LP

REGENCY EASTEX PROTREAT II LP

By:	REGENCY OPERATING GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY FRIO NEWLINE LP

By: REGENCY FN GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY FS LP

By: REGENCY FS GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY GAS UTILITY LP

By: REGENCY GU GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY GUARANTOR LP

By:	REGENCY GUARANTOR GP LLC,
its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY FIELD SERVICES LP

By: REGENCY TS GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY OPERATING LP

By:	REGENCY OPERATING GP LLC,
its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY TS ACQUISITION LP

By:	REGENCY TS ACQUISITION GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY GAS COMPANY LTD.

By:	REGENCY PIPELINE COMPANY INC., its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY NGL MARKETING LP

By:	REGENCY NGL GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY GAS MARKETING LP

By:	REGENCY GAS MARKETING GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY GAS SERVICES LP

By:	REGENCY OLP GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

REGENCY GAS SERVICES WAHA LP.

By:	REGENCY WAHA GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

PALAFOX JOINT VENTURE

By: REGENCY GAS COMPANY LTD.,
its Venturer

By:	REGENCY PIPELINE COMPANY INC., its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

By: REGENCY GAS SERVICES LP,
its Venturer

By:	REGENCY OLP GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on July 17, 2007.

GULF STATES TRANSMISSION CORPORATION

By:	/s/ James W. Hunt Name: James W. Hunt Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	President (Principal Executive Officer)	July 17, 2007

/s/ Stephen Arata Stephen Arata	Vice President, Director (Principal Financial Officer)	July 17, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President, Director (Principal Accounting Officer)	July 17, 2007

William E. Joor III	Vice President and Secretary, Director	July 17, 2007

EXHIBIT INDEX

Exhibit
Number		Description

1	.1**	Form of Underwriting Agreement.
3	.1†	Certificate of Incorporation of Regency Energy Finance Corp.
3	.2†	Bylaws of Regency Energy Finance Corp.
4	.1†	Form of Senior Indenture.
4	.2†	Form of Subordinated Indenture.
4	.3**	Form of Debt.
4.4		Fourth Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP dated as of February 15, 2006 (incorporated by reference to Exhibit 3.1 to our current report on Form 8-K filed February 9, 2006).
4.5		Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 to our current report on Form 8-K filed August 15, 2006).
4.6		Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 to our current report on Form 8-K filed September 22, 2006).
4.7		Form of Specimen Certificate Evidencing Units Representing Limited Partnership Interests in Regency Energy Partners LP (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form S-1/A filed January 24, 2006, File No. 333-129623).
4.8		Registration Rights Agreement, dated as of September 21, 2006, among Regency Energy Partners LP and Kayne Anderson MLP Investment Company, Lehman Brothers MLP Partners, L.P., GPS Income Fund LP, GPS High Yield Equities Fund LP, GPS Income Fund (Cayman) Ltd. and RCH Energy MLP Fund, LP (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed September 22, 2006).
4	.9†	Registration Rights Agreement, dated as of August 15, 2006, among Regency Energy Partners LP and Flatrock Production Company, LLC, P. Scott Martin, Phillip M. Mezey, Don E. Cole, Clay Y. Smith, Thomas H. Flowers, Eric S. Friedrichs, Dorothy L. McCoppin, Mark A. Norville, David S. O’Dell and the Estate of Martin H. Zolkoski.
4.10		Stock Purchase Agreement, dated as of April 2, 2007, by and among the Regency Energy Partners LP, Pueblo Holdings, Inc., Bear Cub Investments, LLC, the members of Bear Cub Investments, LLC and Robert J. Clark, as Sellers’ Representative (incorporated by reference to Exhibit 2.1 to our current report on form 8-K filed April 3, 2007).
4.11		Registration Rights Agreement, dated as of April 2, 2007, by and among Regency Energy Partners LP and the members of Bear Cub Investments, LLC (incorporated by reference to Exhibit 10.1 to our current report on form 8-K filed April 3, 2007).
4.12		Indenture for 8 3/8% Senior Notes due 2013, together with the global note (incorporated by reference to Exhibit 4.2 of our Annual Report on Form 10-K for the year ended December 31, 2006).
4.13		Amendment Agreement No. 2 to our Fourth Amended and Reinstated Credit Agreement dated June 29, 2007 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed on July 3, 2007).
5	.1†	Opinion of Vinson & Elkins L.L.P. regarding the legality of certain securities.
5	.2†	Opinion of Kean Miller Hawthorne D’Armond McCowan & Jarman, LLP regarding the legality of certain guarantees.
8	.1†	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
12.1		Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to our Annual Report on Form 10-K for the year ended December 31, 2006).
23	.1†	Consent of Deloitte & Touche LLP.
23	.2†	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
23	.3†	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).
23	.4†	Consent of Kean Miller Hawthorne D’Armond McCowan & Jarman, LLP (included in Exhibit 5.2).
23	.5†	Consent of Deloitte & Touche LLP.

Exhibit
Number		Description

24	.1†	Powers of Attorney (contained on signature pages).
25	.1**	Form T-1 Statement of Eligibility and Qualification respecting the Senior Indenture.
25	.2**	Form T-1 Statement of Eligibility and Qualification respecting the Subordinated Indenture.

†	Previously filed.

*	Filed herewith.

**	To be filed by amendment or as an exhibit to a current report on Form 8-K of the registrant.